                       METLIFE INVESTORS INSURANCE COMPANY
                   METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE (SPVL)

              Supplement dated December 16, 2010 to the Prospectus
            dated November 9, 2009, and May 1, 2000 (as supplemented)

     MetLife Investors Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a variable investment option ("Existing Fund") and substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a portfolio of Met Investors Series Trust. To the extent that the Replacement Fund is not currently available as an investment option under your Policy, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitution is in the best interest of policyholders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2011.

     The proposed substitution and advisers and/or sub-advisers for the above-listed policy are:

EXISTING FUND AND CURRENT ADVISER
(WITH CURRENT SUB-ADVISER AS NOTED)           REPLACEMENT FUND AND SUB-ADVISER
------------------------------------------    ----------------------------------------
Templeton Growth Securities Fund (Class 1)    Met/Templeton Growth Portfolio (Class A)
------------------------------------------    ----------------------------------------
Templeton Global Advisors Limited          -> Templeton Global Advisors Limited
(Templeton Asset Management Ltd.)

Please note that:

     . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     . The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     . You may transfer amounts in your policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by policy owners or agents of policy owners.

     . If you make one transfer from an Existing Fund into one or more other subaccounts before the substitution, or from a Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution. In addition, if you make one transfer from an Existing Fund into a subaccount before the substitution or from a Replacement Fund within 30 days after the substitution, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your policy.

     . On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     .    There will be no tax consequences to you.

     In connection with the substitution, we will send you a prospectus for the Replacement Fund as well as notice of the actual date of the substitution and confirmation of transfer.

     Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                                               SPVL.Dec2010.Supp